UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2013

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

802 Main Street, West Point, Virginia		23181
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On September 24, 2013, C&F Financial Corporation (the “Company”) and Central Virginia Bankshares, Inc. (“CVBK”) jointly issued a press release announcing the receipt of CVBK shareholder and regulatory approvals for the Company’s acquisition of CVBK. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

99.1	Press Release dated September 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(REGISTRANT)

Date: September 25, 2013	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

 Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 24, 2013

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